Disposals	12 Months Ended
Dec. 31, 2025
Disposals
Disposals

31.Disposals

IHS Rwanda Limited disposal

On October 9, 2025, the Group completed the sale of its 100% interest in IHS Rwanda Limited (“IHS Rwanda”) to Paradigm Rwanda Holdings Limited. The net assets disposed of and the resulting net gain on disposal are as follows:

2025
$’m

Net assets disposed	(70.0)
Exchange differences on translation of foreign operations recycled	(16.0)
(86.0)

Cash	175.0
Deferred consideration	92.7
Earn-out receivable	2.9
Proceeds	270.6
Costs of disposal	(6.9)
Net gain on disposal	177.7

The net gain on disposal is included in Other income in the consolidated statement of loss and other comprehensive income. The disposal proceeds comprised cash, deferred consideration and an earn-out receivable. Net assets disposed of included cash of $5.2 million.

Deferred consideration mainly comprises two vendor loan notes, one for $70.0 million, denominated in Rwandan Francs, bearing interest at 12% per annum and repayable in two years, and one for $24.5 million, denominated in US dollars, zero-coupon and repayable in three years. The financial assets were recognized at fair value on disposal and subsequently measured at amortized cost.

IHS Kuwait Limited disposal

On December 19, 2024, the Group completed the sale of its 70% interest in IHS Kuwait Limited (“IHS Kuwait”) to Zain Group. The net assets disposed of and the resulting net gain on disposal are as follows:

2024
$’m

Net assets disposed	(77.0)
Non-controlling interests derecognized	23.1
Exchange differences on translation of foreign operations recycled	(0.1)
(54.0)

Proceeds	139.8
Costs of disposal	(1.9)
Net gain on disposal	83.9

The net gain on disposal is included in Other income in the consolidated statement of loss and other comprehensive income. The disposal proceeds were entirely in cash, and net assets disposed of included cash of $23.5 million.

On April 30, 2024, the Group completed the sale of its wholly owned subsidiary IHS Peru S.A.C.